EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-KSB of Gateway Distributors, Ltd. for the fiscal year ending December 31, 2005, I, Richard A. Bailey, Chief Executive Officer and Chief Financial Officer of Gateway Distributors, Ltd., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB for the fiscal year ending December 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for fiscal year ending December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Gateway Distributors, Ltd.

     Dated:  April  14,  2006.

                                  /s/Richard A. Bailey
                                  ----------------------------------------------
                                    Richard A. Bailey, Chief Executive Officer
                                    and Chief Financial Officer of
                                    Gateway Distributors, Ltd.